EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sam Ruben Linz, Chief Executive Officer of Barbeques Galore Limited (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	the Annual Report on Form 20-F of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

April 30, 2004	/s/ SAM RUBEN LINZ
Sam Ruben Linz
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Barbeques Galore Limited and will be retained by Barbeques Galore Limited and furnished to the Securities and Exchange Commission or its staff, upon request.